                                                                   EXHIBIT 10.35

                       REGISTRATION RIGHTS AGREEMENT - V
                       ---------------------------------

     THIS REGISTRATION RIGHTS AGREEMENT - V (the "Agreement") is made and entered into on July 31, 1996 by and among MIM Corporation, a Delaware corporation (the "Company"), Richard H. Friedman ("Friedman") and Leslie B. Daniels ("Daniels").

                                    RECITALS
                                    --------

     1. In order to induce Friedman and Daniels to combine their experience, know-how, extensive relationships within the generic drug industry, and strategic plans relating to the generic drug industry, as well as contracts under negotiation relating to the drug distribution business, with that of the Company, E. David Corvese ("Corvese") has, pursuant to certain Stock Option Agreements, granted to Friedman and Daniels options to purchase up to an aggregate of 1,800,000 of his shares of common stock, par value $.0001 per share, of the Company ("Common Stock").

     2. In order to induce Corvese to enter into such Stock Option Agreements and in order to further induce Klein, Friedman and Daniels to so combine their knowledge and above-mentioned assets relating to the generic drug industry with that of the Company, the Company has agreed to provide registration rights with respect to its Common Stock.


     The parties hereby agree as follows:

     1.  Definitions.
         -----------

          (a) The term "Holders" means, collectively, any and all persons who hold or have the right to acquire Registrable Securities.

          (b) The term "Daniels Option Shares" means the shares of Common Stock that Daniels has the option to purchase pursuant to the Daniels Option Agreement.

          (c) The term "Daniels Option Agreement" means the Stock Option Agreement dated as of May 30, 1996 between Daniels and Corvese, whereby Daniels has the option to purchase from Corvese up to 300,000 shares of Common Stock.

          (d) The term "Friedman Option Shares" means the shares of Common Stock that Friedman has the option to purchase pursuant to the Friedman Option Agreement.

          (e) The term "Friedman Option Agreement" means the Stock Option Agreement dated as of May 30, 1996 between Friedman and Corvese, whereby
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Friedman has the option to purchase from Corvese up to 1,500,000 shares of
Common Stock.

          (f) The term "Registrable Securities" means any and all of the following: (1) the Daniels Option Shares, (2) the Friedman Option Shares, and
(3) any other securities issued in exchange for or as dividends or other distributions on, or by way of a split of, any of the foregoing Shares; provided, however, that Registrable Securities will cease to be Registrable
- --------  -------
Securities when (i) a registration statement filed pursuant to the Securities Act of 1933, as amended (the "Act"), covering such Registrable Securities has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Act,
(iii) they are eligible to be sold pursuant to Rule 144(k) under the Act without limitation as to the amount of securities to be sold or as to the manner of sale, or (iv) they have been otherwise transferred and the Company has delivered new certificates or other evidences of ownership for them not subject to any legal or other restriction on transfer.

     2.   Demand Registration.
          -------------------

          (a) Request for Registration.  Subject to the terms of this Section 2,
              ------------------------
at any time after the first anniversary of the closing of the Company's initial public offering of equity securities under the Act ("IPO") and ending on the tenth anniversary of the closing of the Company's IPO, the Holders holding in the aggregate at least 1,000,000 shares of the then outstanding Registrable Securities (the "Demand Holders") may make a written request for registration under the Act of all or part of their Registrable Securities, which request shall state that the demand registration is pursuant to this Agreement (i.e., Registration Rights Agreement - V) and shall specify the number of shares of Registrable Securities to be included in the registration (a "Demand Registration"); provided, however, that the Company shall not be required to
                --------  -------
effect more than one (1) Demand Registration under this Agreement.  Within five
(5) business days after receipt of such request from the Demand Holders for the Demand Registration, the Company shall give written notice (the "Demand Registration Notice") of such request to all Holders, and thereupon the Company shall include in such Demand Registration all Registrable Securities with respect to which the Company receives written requests for inclusion therein within fifteen (15) business days after the date of the Demand Registration Notice. The number of shares of Registrable Securities set forth in this
Section 2(a) that is required to make a Demand Registration shall be equitably adjusted to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company occurring subsequent to the date hereof.

          (b) Limitations on Demand.  Notwithstanding the foregoing, (1) the
              ---------------------
Company shall not be obligated to file a registration statement relating to the Demand Registration under Section 2(a) hereof (i) if counsel to the Company renders an opinion to the Company to the effect that registration is not required for the proposed transfer of Registrable Securities or (ii) at any time during the six month period immediately following

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the effective date of another registration statement (other than a registration statement relating to shares of Common Stock issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with an acquisition by the Company of another person); and

          (2) with respect to any registration statement filed or to be filed pursuant to Section 2(a), if the Company's Board of Directors shall determine, in its good faith judgment, that to maintain the effectiveness of such registration statement or to permit such registration statement to become effective (or, if no registration statement has yet been filed, to file such a registration statement) would be significantly disadvantageous (a "Disadvantageous Condition") to the Company or its stockholders in light of the existence, or in anticipation, of any acquisition or financing activity involving the Company or the unavailability for reasons beyond the Company's reasonable control of any required financial statements, or any other event or condition of similar significance to the Company, the Company may, until such Disadvantageous Condition no longer exists, cause such registration statement to be withdrawn and the effectiveness of such registration statement to be terminated or, if no registration statement has yet been filed, elect not to file such registration statement.

     If the Company determines to take any action pursuant to clause 2(b)(2) above, the Company shall deliver a notice to the Demand Holders and to any other Holders selling Registrable Securities pursuant to an effective registration statement to such effect, and furnish to such persons a certified copy of the resolution of the Board of Directors authorizing such action, together with a general description of the applicable Disadvantageous Condition. Upon the receipt of any such notice, such persons shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, shall deliver to the Company all copies of the prospectus then covering such Registrable Securities current at the time of receipt of such notice (or, if no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Securities). If any Disadvantageous Condition shall cease to exist, the Company shall promptly notify the Demand Holders (and any other Holders who shall have ceased selling securities pursuant to an effective registration statement as a result of such Disadvantageous Condition) to such effect. The Company shall, if any registration statement shall have been withdrawn, file, at such time as it in good faith deems appropriate, a new registration statement covering the Registrable Securities that were covered by such withdrawn registration statement, and the effectiveness of such registration statement shall be maintained for such time as may be necessary so that the period of effectiveness of such new registration statement, when aggregated with the period during which such withdrawn registration statement was effective, shall be such time as may be otherwise required by this Agreement.

          (c) Effective Registration; Expenses.  A registration will not count
              --------------------------------
as the Demand Registration under Section 2(a) hereof until it has become effective; provided, however, that except to the extent otherwise provided below
           --------  -------
in this Section 2(c), if the Demand Holders shall cause or request the Company to withdraw any registration statement filed in connection with the Demand Registration, such Holders shall nevertheless be deemed to have used their Demand Registration under this Agreement. Notwithstanding the foregoing and anything in Subsection 2(a) to the contrary, at any time after the withdrawal by the Company of any such registration statement at the request of the Demand Holders, such Holders may request the Company to reinstate such withdrawn registration statement, if permitted under the Act, or to file another registration statement, in accordance with the procedures set forth in this Section 2, whereupon the Company shall so reinstate such withdrawn registration statement or file such other registration statement, as the case may be, provided that such Holders agree in writing to reimburse the Company for all Registration Expenses (as defined in Section 5 hereof) over and above those Registration Expenses which the Company would have incurred had such Demand Registration not been withdrawn. The Company shall use its best efforts to cause the registration statement relating to the Demand Registration to remain effective for the lesser of 90 days or the time until all Registrable Securities involved therein have been sold (the "Effective Period"). Except as provided above, the Company will pay all Registration Expenses in connection therewith, whether or not the Registration Statement becomes effective.

          (d) Underwritten Offering; Priority on Demand Registrations.  The
              -------------------------------------------------------
Company shall have the right to require in good faith that the offering of Registrable Securities pursuant to the Demand Registration be in the form of an underwritten offering. In such event, if the managing underwriter or underwriters of such offering in good faith advise the Company in writing that in its or their opinion the aggregate amount of Common Stock requested to be included in such offering would materially and adversely affect the success of such offering or the price of the Common Stock to be offered, then the Company shall reduce the number of shares of Common Stock to be included in such Demand Registration to the amount of Common Stock which the Company is advised can be sold in such offering, in the manner set forth in the next sentence. For purposes of this Section 2(d), the amount of Common Stock to be included in the offering shall be determined in the following order of priority: (x) first, Registrable Securities requested to be included in such Demand Registration, pro rata among the Holders in proportion to the number of Registrable Securities sought to be registered by each of the Holders, (y) second, Common Stock to be sold by the Company in such Demand Registration, and (z) third, Common Stock requested to be included in such Demand Registration by other stockholders of the Company exercising "piggyback" registration rights, pro rata among such other stockholders in proportion to the number of shares of Common Stock sought to be registered by such other stockholders, to the extent necessary to reduce the total amount of Common Stock to be included in such Demand Registration to the amount recommended by such managing underwriter or underwriters.

          (e) Selection of Underwriters.  If the Demand Registration is in the
              -------------------------
form of an underwritten offering, the Company shall first offer to PaineWebber Incorporated ("PaineWebber") and/or Dillon, Read & Co. Inc. ("Dillon"), the position of manager or managers with respect to the offering, provided that PaineWebber and/or Dillon shall perform such services as underwriter at their or its then customary market rates for similar underwriting services. If within seven days neither PaineWebber nor Dillon agree to act as manager or managers of the offering, the Company may select any other manager or managers to administer the offering, which manager or managers must be reasonably acceptable to the Demand Holders.

          (f) Termination of Rights.  Notwithstanding anything to the contrary
              ---------------------
contained herein, in the event of the merger or consolidation of the Company with, or the sale or other disposition, directly or indirectly, of substantially all of the business and assets of the Company on a consolidated basis to, an "Unrelated Third-Party" (i.e. a party who is not an affiliate, as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, of the Company), and all rights to demand or participate in a registration of Registrable Securities under this Agreement shall terminate at the effective time of such merger, consolidation or sale.

     3.   Holdback Agreements.
          -------------------

          (a) Restriction on Public Sale by Holder of Registerable Securities.
              ---------------------------------------------------------------
To the extent not inconsistent with applicable law, each Holder agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement referred to in Section 2 hereof (except as part of the registration).

          (b) Restrictions on Public Sale by the Company and Others.  The
              -----------------------------------------------------
Company agrees not to effect, on its own behalf or for the benefit of any other security holder, any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities (other than any such sale or distribution of such securities in connection with (i) an exchange offer or an offering of securities solely to the Company's existing stockholders or employees or (ii) any merger or consolidation by the Company or any subsidiary thereof or the acquisition by the Company or a subsidiary thereof of the capital stock or substantially all of the assets of any other person), during the 14 days prior to the effective date of the registration statement referred to in Section 2 hereof and during the Effective Period.

     4.   Registration Procedures.
          -----------------------

          (a) Whenever a Holder (each a "Selling Holder") has requested that any Registrable Securities be registered pursuant to Section 2 hereof, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as reasonably practicable, and in connection with any such request, the Company will as expeditiously as possible:

          (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities, including all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such registration statement to become and remain effective for the Effective Period;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Effective Period and comply with the provisions of the Act with respect to the disposition of all Registrable Securities covered by such registration statement;

          (iii) furnish to each Selling Holder, prior to filing a registration statement, copies of such registration statement as proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each Selling Holder may reasonably request in order to facilitate the disposition of such Registrable Securities owned by each Selling Holder;

          (iv) use its best efforts to register or qualify such Registrable Securities under the state securities or blue sky laws of such jurisdictions as the managing underwriter or underwriters shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable each Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by each Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (iv), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction;

          (v) use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable each Selling Holder to consummate the disposition of such Registrable Securities;

          (vi) notify each Selling Holder at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and the company will prepare a supplement or amendment to such prospectus as soon as reasonably practicable thereafter so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (vii) enter into and perform customary agreements (including, without limitation, an underwriting agreement containing customary representations, underwriters compensation and indemnity and other customary terms and conditions) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

          (viii) make available for inspection by each Selling Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by a Selling Holder or any such underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties and other pertinent information of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all pertinent information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (C) the information in such Records has been made generally available to the public. The seller of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

          (ix) in the event such sale is pursuant to an underwritten offering, use its reasonable best efforts to obtain a "cold comfort" letter from the Company's independent certified public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the managing underwriter reasonably requests;

          (x) use its reasonable best efforts to obtain an opinion or opinions from counsel for the Company in customary form addressed to the managing underwriter or underwriters, if any;

          (xi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to the security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the end of the fiscal quarter in which the registration statement becomes effective, which earnings statement shall satisfy the provisions of Section 11(a) of the Act; and

          (xii) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange, if any, on which similar securities issues by the Company are then listed, provided that the applicable listing requirements are satisfied.

          (b) The Company may require each Selling Holder to furnish to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request.

          (c) Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a)(vi) hereof, it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until its receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(a)(vi) hereof, and, if so directed by the Company, each Selling Stockholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Stockholder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall use its reasonable best efforts to extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and excluding the date of the giving of such notice pursuant to Section 4(a)(vi) hereof to and including the date when such Selling Holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(a)(vi) hereof.

     5.   Registration Expenses.
          ---------------------

          Except as set forth in Section 2(c) hereof, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which such securities are required to be listed, and fees and disbursement of counsel for the Company and its independent certified public accountants (including "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses"), but excluding any underwriting discounts or commissions attributable to the sale of Registrable Securities, will be borne by the Company; provided, however, that in connection with the registration or qualification of the Registrable Securities under state securities laws, nothing herein shall be deemed to require the Company to make any payments to third parties in order to obtain "lock-up," escrow or other extraordinary agreements. Each Selling Holder shall pay the fees and expenses of its own counsel, underwriting discounts and commissions attributable to the sale of the Registrable Securities, and its other expenses.

     6.   Indemnification; Contribution.
          -----------------------------

          (a) Indemnification by the Company.  The Company shall agree to
              ------------------------------
indemnify, to the full extent permitted by law, each Holder, its officers, directors and agents and each person who controls such Holder (within the meaning of the Act), and any investment adviser thereof or agent therefor, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to such Holder furnished in writing to the Company by such Holder for use therein or caused by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto in accordance with the requirements of the Act after the Company has furnished such Holder with a copy of the same. If requested by the underwriters of the Registrable Securities, the Company will also indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of the Holders.

          (b) Indemnification by the Selling Holders.  In connection with any
              --------------------------------------
registration statement in which a Selling Holder is participating, the Selling Holder will furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and shall indemnify, to the full extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto, or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is caused by or contained in any information or affidavit with respect to such Holder or the shares or its investment therein furnished in writing by such Holder, or caused by such Holder's failure to deliver a copy of the prospectus or any amendments or supplements thereto in accordance with the requirements of the Act after the Company has furnished such Holder with a copy of the same.

          (c) Conduct of Indemnification Proceedings.  Any person entitled to
              --------------------------------------
indemnification hereunder shall give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person may claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of counsel for such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. The indemnifying party will not be subject to any liability for any settlement made without its consent.

          (d) Contribution.  If the indemnification provided for in this Section
              ------------
6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

          If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in
Section 6(a) and (b)
hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this
Section 6(d).

     7.   Participation in Underwritten Registrations.
          -------------------------------------------

          A Selling Holder may not participate in any registration hereunder unless such Holder (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     8.   Miscellaneous.
          -------------

          (a) Amendments and Waivers.  Except as otherwise provided herein, the
              ----------------------
provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and the Holders.

          (b) Notices.  Any notice or other communications required or permitted
              -------
hereunder shall be validly given, made or served, when delivered personally or by telecopier (except for legal process), or upon receipt by the party entitled to receive the notice when sent by registered or certified mail, postage prepaid, or by a recognized overnight delivery service, addressed as follows or to such other address or addresses or telecopier number as may hereafter be furnished to the Company in writing by notice similarly given by one party to the other parties hereto:

      To the Company:         MIM Corporation
                              One Blue Hill Plaza
                              Pearl River, New York  10965
                              Telecopier No.: (914) 735-3599
                              Attn: Chief Financial Officer and Secretary

      To Richard H. Friedman: c/o MIM Corporation
                              One Blue Hill Plaza
                              Pearl River, New York  10965
                              Telecopier No.: (914) 735-3599

      To Leslie B. Daniels:   c/o CAI Advisors & Co.
                              767 Fifth Avenue
                              New York, New York  10153
                              Telecopier No.: (212) 319-0232

Notice given by telecopier shall be deemed delivered on the day the sender receives telecopier confirmation that such notice was received at the telecopier number of the addressee. Notice given by mail as set out above shall be deemed received three days after the date the same is postmarked, except that such notice given by a recognized overnight delivery service as set forth above shall be deemed received on the business day following the date the same is sent.

          (c) Successors and Assigns.  This Agreement, and all covenants and
              ----------------------
agreements contained in this Agreement by or on behalf of any of the parties hereto, shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto (including, without limitation, transferees of any Restricted Securities) whether so expressed or not; provided,
                                                                       --------
however, that registration rights conferred herein on the Holders shall only
- -------
inure to the benefit of a transferee of a Holder's Restricted Securities if (i) the transfer is made pursuant to the laws of testamentary or intestate descent or (ii) the transfer is made as a bona fide gift, provided, that in each of the foregoing cases, as a condition to such transfer, such transferee shall deliver to the Company a written instrument by which it agrees to be bound by the obligations imposed upon the Holders under this Agreement. Except as otherwise provided above, this Agreement shall not be assignable by a Holder, by operation of law or otherwise, without the prior written consent of the Company.

          (d) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (e) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Stockholders shall be enforceable to the fullest extent permitted by law.

          (f) Entire Agreement.  The rights granted to each of the Holders
              ----------------
hereunder are in addition to the rights a Holder may have pursuant to a Registration Rights Agreement -IV dated the date hereof among the Company, Klein, Friedman, Daniels, Corvese and MIM Holdings, LLC. With respect to the Company and each Restricted Holder individually, this Agreement, together with the other Registration Rights Agreement referred to above, is intended by such parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of such parties in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. Without limiting the foregoing, the parties hereto acknowledge and agree all of the rights a Holder may have had under (i) the Registration Rights Agreement - I dated July 29, 1996 among the Company, Corvese, Klein, Friedman, Daniels and Holdings, (ii) the Registration Rights Agreement - II dated July 29, 1996 among the Company, Klein, Friedman and Daniels, and (iii) the Registration Rights Agreement - III dated July 29, 1996 among the Company, Corvese and Klein, are terminated and cancelled and have become null and void as of the date hereof.

          (g) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

          (h) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of Delaware applicable to contracts made and to be performed wholly therein without regard to principles of conflict of laws.

          IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first above written.

                                    MIM Corporation


                                    By:/s/ Richard H. Friedman
                                       ----------------------------



                                    /s/ Richard H. Friedman
                                    --------------------------------
                                    Richard H. Friedman


                                    /s/ Leslie B. Daniels
                                    -------------------------------
                                    Leslie B. Daniels